UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2011

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to RBS Warehouse, Santander Warehouse, and UBS Warehouse

On December 28, 2011, DriveTime Automotive Group, Inc. (“DTAG”) and DT Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse II, LLC (“DT Warehouse II”), DT Warehouse III, LLC (“DT Warehouse III”), DT Warehouse IV, LLC (“DT Warehouse IV”) and DT Credit Company, LLC (“DTCC”), entered into each of the following amendments (each, an “Amendment”) (i) Amendment No. 3 to the Loan and Servicing Agreement, amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, DTCC, Wells Fargo Bank, National Association (“Wells Fargo”), the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent (the “RBS Loan and Servicing Agreement”), (ii) Amendment No. 4 to the Loan and Servicing Agreement, amending the Loan and Servicing Agreement, dated May 10, 2010, by and among DT Warehouse II, DTCC, Wells Fargo, and Santander Consumer USA Inc., as Lender and Backup Servicer (the “Santander Loan and Servicing Agreement”), and (iii) Amendment No. 6 to the Loan and Servicing Agreement, amending the Loan and Servicing Agreement, dated April 1, 2010, by and among DT Warehouse III, DTCC, Wells Fargo, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and UBS Real Estate Securities Inc., as Program Agent (the “UBS Loan and Servicing Agreement” and, together with the RBS Loan and Servicing Agreement and the Santander Loan and Servicing Agreement, the “Loan and Servicing Agreements”).

Each Amendment amends the following in each of the Loan and Servicing Agreements:

(i) expands the definition of Charged-Off Contract to include contracts in which any scheduled payment is one hundred and twenty (120) days or more delinquent on the last day of a calendar month instead of contracts in which any scheduled payment is ninety (90) days or more delinquent on the last day of a calendar month; and

(ii) revises the definition of Level Two Trigger Event by increasing the Rolling Average Extension Rate to 5.00%.

Additionally, the Amendment to the Santander Loan and Servicing Agreement revises the definition of Servicer Default to increase the Rolling Average Extension Rate to 5.50%.

The foregoing description of each Amendment and each Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment to the RBS Loan and Servicing Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the RBS Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference, the Amendment to the Santander Loan and Servicing Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, the Santander Loan and Servicing Agreement, which is filed as Exhibit 10.13 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference, the Amendment to the UBS Loan and Servicing Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and the UBS Loan and Servicing Agreement, which is filed as Exhibit 10.12 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

Deutsche Bank Warehouse

On December 28, 2011, in connection with the termination of the Prior DB Loan and Servicing Agreement described below in Item 1.02, DTAG and DTAC, through DTAC’s wholly-owned subsidiaries, DT Warehouse, LLC (“DT Warehouse”) and DTCC, entered into the Loan and Servicing Agreement by and among DT Warehouse, as Borrower, DTCC, as Servicer, Wells Fargo, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as Program Agent for the Conduit Lenders and the Committed Lenders (the “DB Loan and Servicing Agreement”).

The DB Loan and Servicing Agreement is a revolving credit facility that is secured by contracts underlying the receivables DTAC generates when it finances the sale of a vehicle. The DB Loan and Servicing Agreement currently allows for maximum borrowings of $150.0 million. The DB Loan and Servicing Agreement terminates on December 27, 2012.

The foregoing description of the DB Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the DB Loan and Servicing Agreement, which will be filed as an exhibit to DTAG’s and DTAC’s next Annual Report on Form 10-K and is incorporated herein by reference.

Wells Fargo Warehouse

On December 23, 2011, DTAG and DTAC, through DTAC’s wholly-owned subsidiaries, DT Warehouse V, LLC (“DT Warehouse V”) and DTCC, entered into the Loan and Security Agreement by and among DT Warehouse V, as Borrower, DTCC, as Servicer, Wells Fargo Bank, N.A., as lender, Wells Fargo Securities, LLC, a Delaware limited liability company, as administrative agent for the Lender and Wells Fargo Bank, N.A., a national banking association, as the collateral custodian and backup servicer (the “Wells Fargo Loan and Security Agreement”).

The Wells Fargo Loan and Security Agreement is a revolving credit facility that is secured by contracts underlying the receivables DTAC generates when it finances the sale of a vehicle. The Wells Fargo Loan and Security Agreement currently allows for maximum borrowings of $150.0 million. The Wells Fargo Loan and Security Agreement terminates on December 22, 2013.

The foregoing description of the Wells Fargo Loan and Security Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Wells Fargo Loan and Security Agreement, which will be filed as an exhibit to DTAG’s and DTAC’s next Annual Report on Form 10-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with entering into the DB Loan and Servicing Agreement, on December 28, 2011, DTAG and DTAC, through DTAC’s wholly-owned subsidiaries, DT Warehouse and DTCC, notified Deutsche Bank as Program Agent to the Lenders to that certain Third Amended and Restated Loan and Servicing Agreement, dated July 23, 2010 (the “Prior DB Loan and Servicing Agreement”), by and among DT Warehouse, as Borrower, DTCC, as Servicer, Wells Fargo, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits party thereto as Conduit Lenders, the financial institutions party thereto as Committed Lenders, the financial institutions party thereto as Managing Agents, and Deutsche Bank, as Program Agent for the Lenders, that it was terminating the Prior DB Loan and Servicing Agreement effective as of December 28, 2011.

There were no penalties or costs associated with the termination of the Prior DB Loan and Servicing Agreement. Prior to the date of termination of the Prior DB Loan and Servicing Agreement, DT Warehouse was in compliance with all of the covenants, limitations and restrictions of the Prior DB Loan and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 3, dated December 28, 2011, to the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, LLC as DT Credit Company, LLC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders

10.2	Amendment No. 4, dated December 28, 2011, to the Loan and Servicing Agreement, dated May 10, 2010, by and among DT Warehouse II, LLC, DT Credit Company, LLC, Santander Consumer USA Inc. and Wells Fargo Bank, National Association

10.3	Amendment No. 6, dated December 28, 2011, to the Loan and Servicing Agreement dated April 1, 2010 by and among DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, as Committed Lenders, the financial institutions from time to time party thereto, as Managing Agents, and UBS Real Estate Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: December 30, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: December 30, 2011	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: December 30, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: December 30, 2011	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: December 30, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3, dated December 28, 2011, to the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, LLC as DT Credit Company, LLC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders

10.2	Amendment No. 4, dated December 28, 2011, to the Loan and Servicing Agreement, dated May 10, 2010, by and among DT Warehouse II, LLC, DT Credit Company, LLC, Santander Consumer USA Inc. and Wells Fargo Bank, National Association

10.3	Amendment No. 6, dated December 28, 2011, to the Loan and Servicing Agreement dated April 1, 2010 by and among DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, as Committed Lenders, the financial institutions from time to time party thereto, as Managing Agents, and UBS Real Estate Securities Inc.